SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – April 25, 2011
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 25, 2011. The following matters set forth in our Proxy Statement dated March 10, 2011, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	Against	Broker Non-Votes

Gordon M. Bethune	591,735,764	26,425,658	77,337,575
Kevin Burke	609,326,298	8,835,124	77,337,575
Jaime Chico Pardo	599,130,925	19,030,497	77,337,575
David M. Cote	602,246,884	15,914,538	77,337,575
D. Scott Davis	595,878,046	22,283,376	77,337,575
Linnet F. Deily	607,003,574	11,157,848	77,337,575
Judd Gregg	606,391,924	11,769,498	77,337,575
Clive R. Hollick	594,444,156	23,717,266	77,337,575
George Paz	606,100,332	12,061,090	77,337,575
Bradley T. Sheares	594,729,367	23,432,055	77,337,575

2.	The shareowners approved the appointment of PricewaterhouseCoopers LLP as independent accountants for 2011. The voting results are set forth below:

For	Against	Abstain

680,605,275	11,955,063	2,938,659

3.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2011 proxy statement are set forth below:

For	Against	Abstain	Broker Non Votes

559,399,015	45,652,025	13,110,382	77,337,575

4.	The voting results on a non-binding advisory vote on the frequency of the advisory vote on executive compensation are set forth below:

1 Year	2 Years	3 Years	Abstain

533,249,280	5,202,474	71,469,973	8,239,695

In light of these results, the Board of Directors has determined to hold an annual advisory vote on executive compensation.

5.	The shareowners approved the 2011 Stock Incentive Plan of Honeywell International Inc. and its Affiliates. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes

557,906,970	56,625,249	3,629,203	77,337,575

6.

The shareowners approved the Honeywell International Inc. Incentive Compensation Plan for Executive Employees, Amended and Restated Effective As Of January 1, 2011. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes

559,273,207	54,192,067	4,696,148	77,337,575

7.	The shareowners did not approve the proposal regarding Shareholder Action by Written Consent. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes

267,321,459	345,959,970	4,879,993	77,337,575

8.	The shareowners did not approve the proposal regarding Special Shareowner Meetings. The voting results are set forth below:

For	Against	Abstain	Broker Non Votes

240,724,051	370,289,061	7,148,310	77,337,575

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2011	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Thomas F. Larkins

Thomas F. Larkins
Vice President, Corporate Secretary and
Deputy General Counsel